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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  MAY 5, 2003
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)


           BERMUDA                       1-8993                 94-2708455
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 640-2200
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On May 14, 2003, White Mountains Insurance Group, Ltd. made available the first quarter 2003 consolidated financial statements and notes to consolidated financial statements of its unconsolidated insurance affiliate, Montpelier Re Holdings Ltd. ("Montpelier"). Montpelier's consolidated financial statements and notes to consolidated financial statements for the quarter ended March 31, 2003, which are attached hereto as Exhibit 99 (a), are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is filed herewith:


                                  EXHIBIT INDEX

99 (a) Consolidated financial statements and notes to consolidated financial statements of Montpelier Re Holdings Ltd. for the quarter ended March 31, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: MAY 14, 2003                  BY: /s/ J. BRIAN PALMER
                                         -------------------------------------
                                         J. BRIAN PALMER
                                         CHIEF ACCOUNTING OFFICER